SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 21, 2005

                             FIRSTFED BANCORP, INC.
                             ----------------------
               (Exact name of Registrant as Specified in Charter)


          Delaware                       0-19609                  63-1048648
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(State or Other Jurisdiction           (Commission             (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


                1630 Fourth Avenue North, Bessemer, Alabama 35020
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                    (Address of Principal Executive Offices)

                                 (205) 428-8472
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               Registrant's telephone number, including area code


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On July 21, 2005, the Registrant announced its results of operations for the quarter and year ended June 30, 2005. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Item 2.02 as part of this Current Report on Form 8-K and is not to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRSTFED BANCORP, INC.



DATE:  July 21, 2005                        By: /s/  B. K. Goodwin III
                                                --------------------------------
                                                B. K. Goodwin III
                                                Chairman of the Board, President
                                                and Chief Executive Officer

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                                  EXHIBIT INDEX

 Exhibit Number
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      99.1          Press Release dated July 21, 2005, issued by the Registrant.